Schedule of Investments - Virtus Duff & Phelps Clean Energy ETF

April 30, 2022 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 98.1%
Consumer Staples - 1.9%
Darling Ingredients, Inc.*	831	$60,987
Energy - 2.0%
Enviva, Inc.	767	64,689
Industrials - 25.6%†
Bloom Energy Corp. Class A*	2,450	45,472
Chart Industries, Inc.*	440	74,281
Fluence Energy, Inc.*	1,785	16,369
ITM Power PLC (United Kingdom)*	6,639	27,666
Plug Power, Inc.*	8,810	185,186
Prysmian SpA (Italy)	2,700	88,926
Siemens Gamesa Renewable Energy SA (Spain)*	2,985	48,259
Sunrun, Inc.*	3,636	72,647
Vestas Wind Systems A/S (Denmark)	7,926	205,501
Xinjiang Goldwind Science & Technology Co., Ltd. Class H (China)	9,000	12,937
Xylem, Inc.	545	43,873
Total Industrials		821,117
Information Technology - 23.6%
Enphase Energy, Inc.*	1,685	271,959
First Solar, Inc.*	1,565	114,292
JinkoSolar Holding Co., Ltd. (China)*(1)	470	24,092
SolarEdge Technologies, Inc.*	916	229,376
Xinyi Solar Holdings Ltd. (China)	76,000	114,673
Total Information Technology		754,392
Materials - 0.4%
MP Materials Corp.*	373	14,189
Utilities - 44.6%†
AES Corp. (The)	3,674	75,023
China Longyuan Power Group Corp. Ltd. Class H (China)	13,000	25,546
Clearway Energy, Inc. Class C	2,685	81,973
Constellation Energy Corp.	931	55,124
Dominion Energy, Inc.	1,085	88,579
EDP - Energias de Portugal SA (Portugal)	23,852	111,773
EDP Renovaveis SA (Spain)	2,425	57,919
Encavis AG (Germany)	3,426	75,719
Enel SpA (Italy)	12,748	83,623
Iberdrola SA (Spain)	7,878	91,503
NextEra Energy, Inc.	851	60,438
Orsted AS (Denmark)(2)	1,945	218,713
Public Service Enterprise Group, Inc.	1,250	87,075
RWE AG (Germany)	1,866	77,935
SSE PLC (United Kingdom)	3,483	81,835
Sunnova Energy International, Inc.*	1,194	20,620
Verbund AG (Austria)*	535	57,682
Xcel Energy, Inc.	1,035	75,824
Total Utilities		1,426,904
Total Common Stocks
(Cost $3,658,414)		3,142,278
TOTAL INVESTMENTS - 98.1%
(Cost $3,658,414)		3,142,278
Other Assets in Excess of Liabilities - 1.9%		59,960
Net Assets - 100.0%		$3,202,238

*	Non-income producing security.
†	Amount represents investments in particular sectors. No industry within this sector represented more than 25% of the Fund’s total assets at the time of investment.
(1)	American Depositary Receipts.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At April 30, 2022, the aggregate value of these securities was $218,713, or 6.8% of net assets.

Schedule of Investments - Virtus Duff & Phelps Clean Energy ETF (continued)

April 30, 2022 (unaudited)

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of April 30, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$3,142,278	$—	$—	$3,142,278
Total	$3,142,278	$—	$—	$3,142,278